Second-Quarter 2024 Supplemental Presentation July 24, 2024 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on our current expectations about future events or future financial performance. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, and often contain words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “prospects,” or “continue.” These statements involve known and unknown risks and uncertainties that may cause the events we discuss not to occur or to differ significantly from what we expect. More information about factors that could affect Morningstar’s business and financial results are in our filings with the SEC, including our most recent Forms 8-K, 10-K, and 10-Q. Morningstar undertakes no obligation to publicly update any forward-looking statements as a result of new information, future events, or otherwise, except as required by law. In addition, this presentation references non-GAAP financial measures including, but not limited to, organic revenue, adjusted operating income, adjusted operating margin, adjusted operating expense, and free cash flow. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures is provided in the appendix to this presentation and in our filings with the SEC, including our most recent Forms 8-K, 10-K and 10-Q. 2 2 Q2 2024 Financial Performance ($mil) $108.5$41.7 2423 $131.0 ＋13.3% ＋87.9% 2423 $571.9$504.7 2423 $69.7 $120.8 2423 ($5.8) Operating Income Free Cash Flow** Revenue Adjusted Operating Income* * 3 3 Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, all M&A-related expenses (related to merger, acquisition, and divestiture activity, including severance and earn-outs), and items related to the significant reduction and shift of the Company's operations in China in 2023. **Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. See reconciliation tables in the appendix of this presentation. NMF＋160.2% YTD 2024 Organic Revenue Walk* ($mil) 4 4 * YTD Q2 2023 Reported Revenue Foreign Currency Adjustments PitchBook Morningstar Data and Analytics Morningstar Credit Morningstar Wealth Corporate and All Other** Morningstar Retirement YTD Q2 2024 Reported Revenue $504.7 –1.4 23.8 14.9 11.6 5.9 5.5 $571.9 Organic revenue is a non-GAAP measure. The Company's five reportable segment bars represent organic growth and may not match changes in reported revenue. See reconciliation tables in the appendix of this presentation. **Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. 6.9

Quarterly Revenue Trend: Revenue Type ($mil) Bars represent reported revenue. Percentages represent YOY organic revenue growth (decline), which is a non-GAAP measure. *In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2024 and 2023 to respective quarterly revenue in 2023 and 2022, based on the updated classifications; these adjustments are reflected in the Currency and Other line of the reconciliation tables in the appendix of this presentation. 5 Q2 2024 Operating Margins 6 6 Adjusted operating margin is a non-GAAP measure. See reconciliation table in the appendix of this presentation. Adjusted Operating Margin Operating Margin 2423 19.0% 22.9% 2423 8.3% 13.8% Operating Margin Drivers: Revenue grew and reported operating expense was relatively flat in the quarter, supporting increased operating and adjusted operating margins. Compensation and benefits and certain infrastructure- related costs increased during the quarter. This growth was mostly offset by decreases in facilities-related expenses and professional fees. QTD Adjusted Operating Income(1) Walk Q2 2023 to Q2 2024 ($mil) (1) Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, all M&A-related expenses (related to merger, acquisition, and divestiture activity, including severance and earn-outs), and items related to the significant reduction and shift of the Company's operations in China in 2023. See reconciliation table in the appendix of this presentation. Changes in this chart reflect these adjustments and may not match changes in reported expenses. (2) Includes salaries, bonus, company-sponsored benefits, and severance not related to the Company's China operations. In Q2 23, severance included $4.0 million related to targeted reorganizations. (3) Includes infrastructure costs (including 3rd party contracts with data providers, cloud costs, and Saas-based software subscriptions), facilities, depreciation/amortization, and capitalized labor. 7 7 Q2 2023 Change in Revenue Sales Commissions Travel and Related Activities Professional Fees Advertising and Marketing Stock-based Compensation Q2 2024 $69.7 2.267.2 0.2 $131.0 Infrastructure Costs & Other (3) –3.2–1.5 Compensation and Benefits (2) –2.5 C–0.2 –0.9C C YTD Adjusted Operating Income(1) Walk Q2 2023 to Q2 2024 ($mil) (1) Adjusted operating income is a non-GAAP measure and excludes intangible amortization expense, all M&A-related expenses (related to merger, acquisition, and divestiture activity, including severance and earn-outs), and items related to the significant reduction and shift of the Company's operations in China in 2023. See reconciliation table in the appendix of this presentation. Changes in this chart reflect these adjustments and may not match changes in reported expenses. (2) Includes infrastructure costs (including 3rd party contracts with data providers, cloud costs, and Saas-based software subscriptions), facilities, depreciation/amortization, and capitalized labor. (3) Includes salaries, bonus, company-sponsored benefits, and severance not related to the Company's China operations. In Q2 23, severance included $4.0 million related to targeted reorganizations. 8 8 YTD 2023 Change in Revenue Sales Commissions Travel and Related Activities Professional Fees Advertising and Marketing Stock-based Compensation YTD 2024 $121.5 2.0130.3 2.0 $241.8 Infrastructure Costs & Other (2) –9.5–0.9 Compensation and Benefits (3) –3.8 C 0.5 –0.3C CC

Quarterly Operating Margin Trends Adjusted operating margin is a non-GAAP measure. See reconciliation table in the appendix of this presentation. 9 9 Revenue vs. Adjusted Operating Expense Growth 10 10 Adjusted operating expense growth is a non-GAAP measure. See reconciliation table in the appendix of this presentation. Headcount Trends 11 11 Headcount represents permanent, full-time employees. As of June 30, 2024, headcount was 11,146. Q2 2024 Cash Flow and Capital Allocation ($mil) 2 $152.7 $120.8 Operating Cash Flow Free Cash Flow* Capital Allocation 12 12 * ($mil) Debt Repayments, Net 50.0 Capital Expenditures 31.9 Dividends Paid 17.3 Free cash flow, a non-GAAP measure, is defined as cash provided by or used for operating activities less capital expenditures. See reconciliation table in the appendix of this presentation.

Morningstar Reportable Segments and Representative Products 13 Morningstar Data and Analytics Provides investors comprehensive data, research and insights, and investment analysis to empower investment decision-making. Morningstar Retirement Offers products to help individuals reach their retirement goals with highly personalized savings and investment advice at the employee level and scalable investment advisory and risk mitigation services at the employer and advisor level. Morningstar Credit Provides investors with credit ratings, research, data, and credit analytics solutions that contribute to the transparency of international and domestic credit markets. Morningstar Wealth Brings together our model portfolios and wealth platforms; practice and portfolio management software for registered investment advisers (RIAs); data aggregation and enrichment capabilities; and our individual investor platform. PitchBook Morningstar Data & Analytics Morningstar Direct Morningstar Advisor Workstation Licensed Data Provides investors with access to a broad collection of data and research covering the private capital markets, including venture capital, private equity, private credit and bank loans, and merger and acquisition (M&A) activities. Investors can also access Morningstar’s data and research on public equities. PitchBook Platform LCD Managed Portfolios Morningstar Office Morningstar DBRS Morningstar Credit (Credit data and analytics) Managed Accounts Corporate and All Other* The operating segments of Morningstar Sustainalytics and Morningstar Indexes have been combined and presented as part of Corporate and All Other, which is not a reportable segment. Morningstar Sustainalytics Morningstar Indexes * Morningstar Data and Analytics Q2 24Q2 23 Q2 24 Performance Drivers: Morningstar Direct (+11.6%) and Morningstar Data (+4.7%) were the primary revenue contributors. Morningstar Direct benefited from growth across geographies. Increases in managed investment (fund) data helped drive Morningstar Data growth, partially offset by lower contributions from Morningstar Essentials and equity and exchange market data.   Organic revenue and adjusted operating income are non-GAAP measures. See reconciliation tables in the appendix of this presentation. $186.0 $196.9 14 14 Revenue ($mil) Q2 24Q2 23 $80.1 $87.3 Adjusted Operating Income ($mil) +9.0% 43.1% 44.3% Adj. Operating Margin +5.9% Reported +6.2% Organic Quarterly Segment Product Trends: Morningstar Data and Analytics Morningstar Direct* ($mil) 15 15 Morningstar Data ($mil) Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. *Morningstar Direct licenses totaled 18,706 as of the end of the second quarter of 2024, compared to 18,570 at the end of the prior-year quarter. Quarterly Segment Product Trends: Morningstar Data and Analytics Morningstar Advisor Workstation ($mil) 16 16 Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation.

PitchBook Q2 24Q2 23 Q2 24 Performance Drivers: PitchBook revenue increased 10.9% on a reported and organic basis. PitchBook platform licensed users grew 16.6%, including the impact of legacy LCD clients who have moved to PitchBook licenses. Revenue increases were primarily due to strength in PitchBook’s core investor and advisor client segments, partially offset by continued softness with corporates, especially smaller firms with more limited use cases. The increase in margin was partially driven by the forfeiture of stock in the now-terminated PitchBook management bonus plan.   Organic revenue and adjusted operating income are non-GAAP measures. See reconciliation tables in the appendix of this presentation. $136.8 $151.7 17 17 Revenue ($mil) Q2 24Q2 23 $37.2 $47.3 Adjusted Operating Income ($mil) +27.2% 27.2% 31.2% Adj. Operating Margin +10.9% Reported +10.9% Organic Quarterly Segment Product Trends: PitchBook PitchBook Platform and LCD* ($mil) 18 18 Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. *Includes revenue from the PitchBook platform, direct data, and LCD. In quarterly supplemental presentations prior to Q1 2024, the PitchBook product area did not include LCD. PitchBook platform licensed users totaled 119,571 as of the end of the second quarter of 2024, compared to 102,522 at the end of the prior-year quarter. License counts reflect active users, including Morningstar active users, as well as legacy LCD clients who have migrated to PitchBook licenses. The timing of activities, such as user maintenance, user audits, provisioning access, shutting off of users, and updates to the user lists when enterprise clients renew, result in fluctuations in license counts over time. As a result, license growth trends are best assessed on a rolling 12-month basis. Morningstar Wealth Q2 24Q2 23 Q2 24 Performance Drivers: Morningstar Wealth revenue increased 12.2%, or 12.4% on an organic basis, compared to the prior- year period, primarily driven by growth in Investment Management (+22.0%). The adjusted operating loss narrowed compared to the prior-year period and excludes the impact of $3.3 million in severance expense related to the expected sale of assets from the Morningstar Wealth Turnkey Asset Management Program to AssetMark. Organic revenue and adjusted operating income (loss) are non-GAAP measures. See reconciliation tables in the appendix of this presentation. $55.8 $62.6 19 19 Revenue ($mil) Q2 24Q2 23 ($12.3) ($2.2) Adjusted Operating Income (Loss) ($mil) (22.0%) (3.5%) Adj. Operating Margin +12.2% Reported +12.4% Organic (82.1%) Quarterly Segment Product Trends: Investment Management ($bil) Investment Management Q2 24 AUM/A: Investment Management’s assets under management and advisement (AUM/A) increased 11.3% compared with the prior-year period, supported by strong market performance which drove higher asset values. Positive net flows to Morningstar Managed Portfolios reflected strong net inflows outside the U.S. over the trailing 12 months. Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. *Managed Portfolios – Wholesale: Through our distribution sales team, the Company offers investment strategies and services directly to financial advisors in banks, broker dealers with a corporate RIA, who have a corporate RIA insurance, and RIA channels that offer the Company’s investment strategies and services to their clients (the end investor). This remains the Company’s strategic focus. **Managed Portfolios – Non-Wholesale: The Company sells services directly to financial institutions, such as broker dealers, discount brokers, and warehouses. Our distribution sales team is not involved with the advisors of these firms. 20 20

Morningstar Credit Q2 24Q2 23 Q2 24 Performance Drivers: Morningstar Credit revenue increased 43.2%, or 44.2% on an organic basis, compared to the prior-year period, as ratings-related revenue increased significantly across asset classes and geographies with particular strength in commercial mortgage-backed securities, asset-backed securities, and corporate ratings. Increases in residential mortgage-backed securities and financial institution ratings also contributed to growth.   Organic revenue and adjusted operating income are non-GAAP measures. See reconciliation tables in the appendix of this presentation. $54.2 $77.6 21 21 Revenue ($mil) Q2 24Q2 23 $5.0 $27.9 Adjusted Operating Income ($mil)  9.2% 36.0% Adj. Operating Margin +43.2% Reported +44.2% Organic 458.0% Quarterly Segment Product Trends: Morningstar Credit Revenue by Asset Class ($mil) Morningstar Credit Q2 24 Organic Revenue Drivers: In Q2 24, structured finance ratings accounted for 60.6% of revenue, fundamental ratings accounted for 34.6% of revenue, and data licensing revenue totaled 4.8%. Recurring revenue, which is derived primarily from surveillance, research, and other transaction-related services, represented 37.6% of total Morningstar Credit revenue. Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. (1) Structured Finance: Asset-Backed Securities, Commercial Mortgage-Backed Securities, Residential Mortgage-Backed Securities. (2) Fundamental Ratings include Corporate, Financial Institutions, Sovereign, and Other. (3) In quarterly supplemental presentations prior to Q4 2023, data licensing revenue was included in “Other” under Fundamental Ratings. 22 22 Quarterly Segment Product Trends: Morningstar Credit Revenue by Geography ($mil) Morningstar Credit Q2 24 Organic Revenue Drivers: Organic revenue increased 59.9% in the U.S. primarily due to higher asset-backed and commercial mortgage- backed securities ratings revenue compared to the prior-year period. Organic revenue increased 30.3% in Canada primarily due to higher corporate and financial institution ratings revenue.  Organic revenue increased 27.6% in EMEA, primarily due to higher commercial mortgage-backed securities and corporate ratings revenue. Bars represent reported revenue. Percentages represent organic revenue growth (decline). Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. 23 23 27.6% 59.9% Morningstar Retirement Q2 24Q2 23 Q2 24 Performance Drivers: Morningstar Retirement revenue increased 21.5% on a reported and organic basis compared to the prior-year period as AUMA increased 22.2%. $27.4 $33.3 24 24 Revenue ($mil) Q2 24Q2 23 $13.4 $17.3 Adjusted Operating Income ($mil) +29.1% 48.9% 52.0% Adj. Operating Margin +21.5% Reported +21.5% Organic Organic revenue and adjusted operating income are non-GAAP measures. See reconciliation tables in the appendix of this presentation.

Morningstar Retirement Q2 24 AUM/A: The 22.2% increase in AUMA reflected market gains and significant positive net flows over the trailing 12 months, supported by rapid growth in Advisor Managed Accounts. Quarterly Segment Product Trends: Morningstar Retirement ($bil) Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. (1) Managed Accounts include Retirement Manager and Advisor Managed Accounts. (2) Fiduciary Services helps retirement plan sponsors build appropriate investment lineups for their participants. (3) Custom Models/CITs offer customized investment lineups for clients based on plan participant demographics or other specific factors. 25 25 Quarterly Product Trends: Corporate and All Other Morningstar Sustainalytics* ($mil) 26 26 Morningstar Indexes ($mil) Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. *Revenue for Morningstar Sustainalytics’ license-based products increased 0.6% on an organic basis in the second quarter of 2024, while revenue for Morningstar Sustainalytics’ transaction-based products (second-party opinions) increased 1.6% on an organic basis. 20 Quarterly Product Trends: Morningstar Indexes ($bil) 27 27 Organic revenue is a non-GAAP measure. See reconciliation table in the appendix of this presentation. Morningstar Indexes Q2 24 Assets: Asset value linked to Morningstar Indexes increased 22.1%, compared to the prior-year period, driven by market performance and positive net flows. Appendix

Q2 2024 Operating and Free Cash Flow Excluding Certain Items Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. *Relates to the 2023 termination of the Company’s license agreement with Morningstar Japan K.K. (renamed SBI Global Asset Management). **Includes the operating cash flow impact of contingent consideration payments related to the LCD earn-out payment in 2023. Q2 2024 Q2 2023 % Change Cash provided by operating activities $152.7 $24.5 NMF Capital expenditures (31.9) (30.3) 5.3% Free cash flow $120.8 ($5.8) NMF Items included in cash provided by operating activities Payments related to the Termination Agreement* — $59.9 Severance and related costs paid for reduction and shift of China operations S — $3.2 Contingent consideration related to acquisitions** — — Cash provided by operating activities, excluding certain items $152.7 $87.6 74.3% Free cash flow, excluding certain items $120.8 $57.3 110.8% 29 29 YTD 2024 Operating and Free Cash Flow Excluding Certain Items Free cash flow is a non-GAAP measure and is defined as cash provided by or used for operating activities less capital expenditures. *Relates to the 2023 termination of the Company’s license agreement with Morningstar Japan K.K. (renamed SBI Global Asset Management). **Includes the operating cash flow impact of contingent consideration payments related to the LCD earn-out payment in 2023. YTD 2024 YTD 2023 % Change Cash provided by operating activities $246.3 $47.9 414.0% Capital expenditures (66.0) (59.8) 10.4% Free cash flow $180.3 ($11.9) NMF Items included in cash provided by operating activities Payments related to the Termination Agreement* — $59.9 Severance and related costs paid for reduction and shift of China operations S — $10.1 Contingent consideration related to acquisitions** — $4.5 Cash provided by operating activities, excluding certain items $246.3 $122.4 101.2% Free cash flow, excluding certain items $180.3 $62.6 188.0% 30 30 Key Product Area Revenue ($mil) 31 31 Q2 2024 Q2 2023 % Change % Organic Change Morningstar Data and Analytics $196.9 $186.0 5.9% 6.2% Morningstar Data $72.5 $69.4 4.5% 4.7% Morningstar Direct $55.4 $49.9 11.0% 11.6% Morningstar Advisor Workstation $25.7 $25.2 2.0% 2.0% PitchBook $151.7 $136.8 10.9% 10.9% PitchBook Platform and LCD* $148.8 $134.0 11.0% 11.0% Morningstar Wealth $62.6 $55.8 12.2% 12.4% Investment Management $35.8 $29.4 21.8% 22.0% Morningstar Credit $77.6 $54.2 43.2% 44.2% Morningstar Retirement $33.3 $27.4 21.5% 21.5% Corporate and All Other Morningstar Sustainalytics $29.2 $29.2 0.0% 0.7% Morningstar Indexes $20.6 $15.0 37.3% 37.8% Organic revenue is a non-GAAP measure. See reconciliation tables in the appendix of this presentation. *Also includes PitchBook direct data. In quarterly supplemental presentations prior to Q1 2024, the PitchBook product area included the PitchBook Platform and direct data, but not LCD. 32 32 Historical Segment Performance (1) Corporate and All Other provides a reconciliation between revenue from our Total Reportable Segments and consolidated revenue amounts. Corporate and All Other includes Morningstar Sustainalytics and Morningstar Indexes as sources of revenues. (2) Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated.

Reconciliation from Reported to Organic Revenue Change by Revenue Type 33 33 Organic revenue is a non-GAAP number. In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2024 and 2023 to respective quarterly revenue in 2023 and 2022 based on the updated classifications; these adjustments are reflected in the Currency and Other line. Reconciliation from Reported to Organic Revenue Change by Revenue Type 34 34 Organic revenue is a non-GAAP number. In 2023 and 2024, the Company updated its revenue-type classifications for product areas with more than one revenue type. Prior periods have not been restated to reflect the updated classifications. The calculation of organic revenue growth by revenue type compares quarterly revenue in 2024 and 2023 to respective quarterly revenue in 2023 and 2022 based on the updated classifications; these adjustments are reflected in the Currency and Other line. Reconciliation from Reported to Organic Revenue Change by Product Area 35 35 Organic revenue is a non-GAAP measure. *Also includes PitchBook direct data. In quarterly supplemental presentations prior to Q1 2024, the PitchBook product area included the PitchBook Platform and direct data, but not LCD. Reconciliation from Reported to Organic Revenue Change by Product Area 36 36 Organic revenue is a non-GAAP measure.

Reconciliation from Reported to Organic Revenue Change by Product Area 37 37 Organic revenue is a non-GAAP measure. 38 38 Reconciliation from Reported to Organic Revenue Change by Segment Organic revenue is a non-GAAP measure. Reconciliation from Consolidated Adjusted Operating Income to Consolidated Operating Income ($mil) 39 39 Adjusted operating income is a non-GAAP measure. (1) Corporate and All Other includes unallocated corporate expenses as well as adjusted operating income/loss from Morningstar Sustainalytics and Morningstar Indexes. Unallocated corporate expenses include certain management-related costs that are not considered when segment performance is evaluated. (2) Excludes finance lease amortization expense. (3) Reflects non-recurring expenses related to merger, acquisition, and divestiture activity including pre-deal due diligence, transaction costs, severance, and post-close integration costs. (4) Reflects costs associated with the significant reduction of the Company's operations in Shenzhen, China and the shift of work related to its global business functions to other Morningstar locations. Reconciliation from Operating Margin to Adjusted Operating Margin 40 40 Adjusted operating margin is a non-GAAP measure.

Reconciliation from Total Operating Expenses to Adjusted Operating Expense 41 41 Adjusted operating expense is a non-GAAP measure.